                    SECURITIES AND EXCHANGE COMMISSION
                         Washington, DC 20549


                    -------------------------------

                               FORM 8-K


                            CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event report)    November 15, 1996


        The Money Store Inc. (as Representative under a Pooling and Servicing Agreement dated as of February 29, 1996 providing for the issuance of TMS SBA Loan-Backed Adjustable Rate Certificates, Series 1996-1, Class A and Class B), The Money Store Investment Corporation, The Money Store Commercial Mortgage Inc. and The Money Store of New York, Inc.


                             The Money Store, Inc.
-------------------------------------------------------------------------------
            (Exact name of regristrant as specified in its charter)


                                     33-98734
                                     --------
        New Jersey                   33-84492                 68-6127681
        ----------                   --------                 ----------

        State or other             (Commission              (IRS Employer
        jurisdiction               File Number)              ID Number)
        incorporation)


        2840  Morris  Avenue,  Union,  New  Jersey   07083
        --------------------------------------------------
        (Address of principal executive officer)


        Registrant's Telephone Number,
        including area code:                      908-686-2000
                                                  ------------

                                 n/a
        -------------------------------------------------------------
        (Former name or former address, if changed since last report)

        Item 5  Other Events
                ------------

  Attached herein as Annex A is a copy of the Monthly Statement sent to Class A Certificate holders with respect to the November 15, 1996 Remittance Date.

                                  SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                        THE MONEY STORE INC.
                        THE MONEY STORE INVESTMENT CORPORATION
                        THE MONEY STORE COMMERCIAL MORTGAGE INC.
                        THE MONEY STORE OF NEW YORK INC.




                        By: \S\ Harry Puglisi
                        ------------------------------------
                            Name:  Harry Puglisi
                            Title:  Treasurer


Dated:   NOVEMBER 15, 1996

                            SERVICER'S  CERTIFICATE


     IN ACCORDANCE WITH SECTION 6.09 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF FEBRUARY 29, 1996, THE MONEY STORE INVESTMENT CORPORATION
     REPORTS THE FOLLOWING INFORMATION PERTAINING TO     SERIES 1996 - 1 FOR
     THE     NOVEMBER 12, 1996 DETERMINATION DATE

1.  AVAILABLE FUNDS                                                   $4,714,618.90


2.  (A)  AGGREGATE CLASS A CERTIFICATE
         PRINCIPAL BALANCE AS REPORTED IN THE PRIOR MONTH             89,336,964.52

    (B)  AGGREGATE CLASS B CERTIFICATE
         PRINCIPAL BALANCE AS REPORTED IN THE PRIOR MONTH              6,724,287.67

    (C)  AGGREGATE POOL PRINCIPAL BALANCE
         AS REPORTED IN THE PRIOR MONTH                               96,060,754.52

3.  PRINCIPAL PREPAYMENTS RECEIVED DURING
    DUE PERIOD
    (A)  NUMBER OF ACCOUNTS                                                       2

    (B)  DOLLARS                                                          80,307.58


4.  PRODUCT OF THE UNGUARANTEED PERCENTAGE MULTIPLIED
    BY CURTAILMENTS RECEIVED DURING THE DUE PERIOD                         8,145.96


5.  PRODUCT OF THE UNGUARANTEED PERCENTAGE MULTIPLIED
    BY ALL EXCESS AND MONTHLY PAYMENTS IN RESPECT OF
    PRINCIPAL RECEIVED DURING THE DUE PERIOD                             256,222.70


6.  AGGREGATE AMOUNT OF INTEREST RECEIVED NET OF THE AGENT
    OF THE SBA's FEE, PREMIUM PROTECTION FEE, ADDITIONAL FEE
    AND PORTION PAYABLE TO REGISTERED HOLDERS                          1,204,513.62


7.  (A)  AMOUNT OF MONTHLY ADVANCE                                             0.00

    (B)  AMOUNT OF COMPENSATING INTEREST                                     546.69


8.  DELINQUENCY AND FORECLOSURE INFORMATION
              (SEE  EXHIBIT  K)


9.  PRODUCT OF THE UNGUARANTEED PERCENTAGE MULTIPLIED BY
     REALIZED LOSSES ON A LIQUIDATED  LOAN                                       0.00


10.  (A)  CLASS A INTEREST DISTRIBUTION  AMOUNT:
          (i)   ACCRUED INTEREST                          461,574.30
          (ii)  SHORTFALL, IF ANY, ON A PRECEDING
                REMITTANCE  DATE  PLUS  INTEREST                0.00
          (iii) CLASS A INTEREST DISTRIBUTION AMOUNT
                ADJUSTMENT                                (19,387.30)
     ADJUSTED CLASS A INTEREST DISTRIBUTION AMOUNT                         442,187.00
                                                                           4.75469892
     (B)  CLASS B INTEREST DISTRIBUTION  AMOUNT:
          (i)   ACCRUED INTEREST                           37,824.00
          (ii)  SHORTFALL, IF ANY, ON A PRECEDING
                REMITTANCE  DATE  PLUS  INTEREST                0.00
         (iii)  CLASS B INTEREST DISTRIBUTION AMOUNT
                ADJUSTMENT                                 (1,588.59)
     ADJUSTED CLASS B INTEREST DISTRIBUTION AMOUNT                          36,235.41
                                                                           5.17648714
     (C)  CLASS A PRINCIPAL DISTRIBUTION  AMOUNT:
          (i)   UNGUARANTEED PERCENTAGE OF PAYMENTS
                AND OTHER RECOVERIES OF PRINCIPAL         320,548.90
          (ii)  PRINCIPAL PORTION OF THE UNGUARANTEED
                INTEREST PURCHASED FOR BREACH OF
                WARRANTY AND RECEIVED BY THE TRUSTEE            0.00
         (iii)  SUBSTITUTION  ADJUSTMENTS                       0.00
          (iv)  UNGUARANTEED PERCENTAGE OF
                LOSSES THAT WERE LIQUIDATED                     0.00
           (v)  UNGUARANTEED PERCENTAGE OF SBA LOAN
                DELINQUENT 24 MONTHS OR
                UNCOLLECTIBLE                                   0.00
          (vi)  RECALCULATED PRINCIPAL ADJUSTMENT            (112.07)
     TOTAL CLASS A PRINCIPAL DISTRIBUTION AMOUNT                           320,436.83
                                                                           3.44555731
     (D)  CLASS B PRINCIPAL DISTRIBUTION AMOUNT:
          (i)   UNGUARANTEED PERCENTAGE OF PAYMENTS
                AND OTHER RECOVERIES OF PRINCIPAL          24,127.34
          (ii)  PRINCIPAL PORTION OF THE UNGUARANTEED
                INTEREST PURCHASED FOR BREACH OF
                WARRANTY AND RECEIVED BY THE TRUSTEE            0.00
         (iii)  SUBSTITUTION  ADJUSTMENTS                       0.00
          (iv)  UNGUARANTEED PERCENTAGE OF
                LOSSES THAT WERE LIQUIDATED                     0.00
           (v)  UNGUARANTEED PERCENTAGE OF SBA LOAN
                DELINQUENT 24 MONTHS OR
                UNCOLLECTIBLE                                   0.00
          (vi)  RECALCULATED PRINCIPAL ADJUSTMENT              (8.43)
     TOTAL CLASS B PRINCIPAL DISTRIBUTION  AMOUNT                           24,118.91
                                                                           3.44555857

11.  (A)  AMOUNT AVAILABLE IN THE SPREAD ACCOUNT
          IN CASH AND FROM LIQUIDATION OF
          PERMITTED  INSTRUMENTS                                         3,408,621.17

     (B)  TRANSFER FROM SPREAD ACCOUNT TO CERTIFICATE
          ACCOUNT PURSUANT TO SECTION 6.02(b)(i)                                 0.00

12.  (A)  AGGREGATE CLASS A CERTIFICATE PRINCIPAL
          BALANCE AFTER DISTRIBUTIONS TO BE MADE
          ON THE REMITTANCE DATE                              89,016,527.69
                                                               957.16696441
     (B)  AGGREGATE CLASS B CERTIFICATE PRINCIPAL
          BALANCE AFTER DISTRIBUTIONS TO BE MADE
          ON THE REMITTANCE DATE                               6,700,168.76
                                                               957.16696571
     (C)  POOL PRINCIPAL BALANCE AFTER  DISTRIBUTIONS
          TO BE MADE ON THE REMITTANCE DATE                   95,716,198.78
                                                               957.16198780

13.  (A)  EXCESS SPREAD                                          253,968.73

     (B)  EXTRA INTEREST                                         319,522.20

     (C)  SPREAD ACCOUNT BALANCE                               3,408,621.17

     (D)  SPECIFIED SPREAD ACCOUNT REQUIREMENT                 3,652,255.97


14.  (A)  WEIGHTED AVERAGE MATURITY                                 231.542

     (B)  WEIGHTED AVERAGE SBA LOAN INTEREST RATE                    10.428%


15.  (A)  SERVICING FEE FOR THE RELATED DUE PERIOD               115,725.15

     (B)  PREMIUM PROTECTION FEE FOR THE RELATED
          DUE PERIOD                                             127,346.48

     (C)  AMOUNTS TO BE DEPOSITED TO THE EXPENSE
          ACCOUNT                                                  4,803.04


16.  AMOUNT OF REIMBURSEMENTS PURSUANT TO:
     (A)  SECTION  5.04 (b)                                            0.00

     (B)  SECTION  5.04 (c)                                            0.00

     (C)  SECTION  5.04 (d)(ii)                                    3,930.35

     (D)  SECTION  5.04 (e)                                            0.00

     (E)  SECTION  5.04 (f)                                      111,320.85


17.  (A)  CLASS A REMITTANCE RATE                                     6.200%

     (B)  CLASS B REMITTANCE RATE                                     6.750%

18.  OTHER INFORMATION AS REQUESTED                                    0.00

I, Harry Puglisi, Treasurer, represent that The Money Store Investment Corporation complied with section 6.09 of the Pooling and Servicing Agreement dated March 29, 1996 pertaining to Series 1996 - 1 in preparing the accompanying Servicer's Certificate.


THE MONEY STORE INVESTMENT CORPORATION



         By:  \s\ Harry Puglisi
         -----------------------
              HARRY PUGLISI
               TREASURER